Exhibit 99.1
REALNETWORKS ANNOUNCES FOURTH QUARTER AND FULL YEAR 2015 RESULTS

•	Revenue of $29.9 million for Fourth Quarter and $125.3 million for Full Year;

•	EBITDA Loss improves to $(4.2) million for Fourth Quarter from $(12.2) million in Third Quarter;

•	New mobile carrier partnerships for RealTimes with Verizon and KDDI;

•	Rhapsody paid subscribers grew 45% in 2015; and

•	Cash and short-term investments of $99.1 million

SEATTLE - February 9, 2016 - RealNetworks, Inc. (Nasdaq: RNWK), a leader in personal digital entertainment, today announced results for the fourth quarter ended December 31, 2015.
For the fourth quarter of 2015, revenue was $29.9 million compared to $30.8 million in the previous quarter and $35.5 million in the fourth quarter of 2014. Excluding revenue from the Slingo and social casino games business, which was sold during the third quarter of 2015, revenue for the previous quarter was $29.8 million and for the fourth quarter of 2014 was $33.7 million. For the full year 2015, revenue was $125.3 million, compared to $156.2 million in 2014. Excluding the Slingo and social casino games business, revenue for the full year 2015 was $120.4 million, compared to $149.4 million in 2014.
“2015 was an important transition year for RealNetworks, with significant successes,” said Rob Glaser, Chairman and CEO of RealNetworks. “Our revenue is stabilizing and we’ve set the stage for growth in 2016. By rationalizing our costs and cutting our losses significantly, we are also positioned for a return to profitability.
“We’ve signed up major new partners, such as KDDI and Verizon, and we’re gaining traction with big tier 1 carriers around the world for our carrier-oriented products, such as RealTimes and Listen Ring Back Tones. At the same time, we’ve simplified and focused our games business, going back to our roots in Casual Games and setting it up for sustained growth.
“We are also pleased with 45% subscriber growth in 2015 at the Rhapsody music service, in which we play a significant role and have a large ownership stake.
“While it’s taken longer and required more capital to achieve these results than I had hoped when I came back to run RealNetworks three and a half years ago, I’m confident that we’re on a path to succeed and create value in each of our businesses and for the company as a whole.”
GAAP net loss for the fourth quarter of 2015 was $(8.4) million or $(0.23) per share, compared to $(20.8) million or $(0.58) per share in the fourth quarter of 2014. GAAP net loss for 2015 was $(81.8) million or $(2.26) per share, compared to $(71.8) million or $(2.00) per share in 2014.
Adjusted EBITDA for the fourth quarter of 2015 was a loss of $(4.2) million, compared to $(12.2) million for the previous quarter and $(15.2) million for the fourth quarter of 2014. Adjusted EBITDA for the full year 2015 was a loss of $(45.8) million, compared to $(56.6) million for the prior year. A reconciliation of GAAP operating income (loss) to adjusted EBITDA is provided in the financial tables that accompany this release.
As of December 31, 2015, the company had $99.1 million in unrestricted cash, cash equivalents and short-term investments, compared to $112.2 million as of September 30, 2015.

Business Outlook

For the first quarter of 2016, RealNetworks expects total revenue in the range of $26 million to $29 million and an adjusted EBITDA loss for the first quarter in the range of $(6.0) million to $(9.0) million.

Webcast and Conference Call Information

The company will host a conference call today to review results and discuss the company’s performance at 5 p.m. ET/2 p.m. PT. You may join the conference call by calling 888-790-3440 or +1-517-308-9350 (Passcode: Fourth quarter Earnings). A live webcast of the call will be available at http://investor.realnetworks.com/ and an on-demand webcast will be available approximately one hour following the conclusion of the conference call. A telephonic replay will be available until 11:59 p.m. PT, March 1, 2016 by calling 866-421-5931 or +1-203-369-0814 (Passcode: 2092016).

For More Information

Michael Newman, StreetConnect
Investor Relations for RealNetworks
+1-206-729-3625
IR@realnetworks.com

RNWK-F

About RealNetworks

RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks’ corporate information is located at www.realnetworks.com/about-us.

RealNetworks and RealTimes are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, and market position, our strategic focus and initiatives, agreements with partners, and the growth and future prospects relating to our Rhapsody affiliate. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended December 31,		Years Ended December 31,

	2015	2014	2015	2014
	(in thousands, except per share data)

Net revenue	$29,922	$35,506	$125,296	$156,212
Cost of revenue	15,828	17,881	70,297	76,381
Extinguishment of liability	—	—	—	(10,580)
Gross profit	14,094	17,625	54,999	90,411

Operating expenses:
Research and development	8,945	12,655	43,626	52,765
Sales and marketing	9,409	15,904	48,231	66,926
General and administrative	3,237	8,384	24,549	34,001
Restructuring and other charges	(284)	1,187	5,279	4,992
Lease exit and related charges	293	177	2,501	880

Total operating expenses	21,600	38,307	124,186	159,564

Operating income (loss)	(7,506)	(20,682)	(69,187)	(69,153)

Other income (expenses):
Interest income, net	83	160	680	556
Gain (loss) on investments, net	63	—	(159)	2,371
Equity in net loss of Rhapsody	(690)	(282)	(14,521)	(4,452)
Other income (expense), net	(122)	(10)	506	143

Total other income (expense), net	(666)	(132)	(13,494)	(1,382)

Income (loss) before income taxes	(8,172)	(20,814)	(82,681)	(70,535)
Income tax expense (benefit)	241	24	(834)	1,280

Net income (loss)	$(8,413)	$(20,838)	$(81,847)	$(71,815)

Basic net income (loss) per share	$(0.23)	$(0.58)	$(2.26)	$(2.00)
Diluted net income (loss) per share	$(0.23)	$(0.58)	$(2.26)	$(2.00)

Shares used to compute basic net income (loss) per share	36,257	36,052	36,165	35,947
Shares used to compute diluted net income (loss) per share	36,257	36,052	36,165	35,947

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	December 31, 2015	December 31, 2014
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$47,315	$103,253
Short-term investments	51,814	58,453
Trade accounts receivable, net	22,511	15,257
Deferred costs, current portion	460	702
Deferred tax assets, current	—	652
Prepaid expenses and other current assets	7,140	8,980
Total current assets	129,240	187,297

Equipment, software, and leasehold improvements, at cost:
Equipment and software	66,702	74,100
Leasehold improvements	3,122	3,590
Total equipment, software, and leasehold improvements	69,824	77,690
Less accumulated depreciation and amortization	61,024	61,442
Net equipment, software, and leasehold improvements	8,800	16,248

Restricted cash equivalents and investments	2,890	3,000
Investment in and advances to Rhapsody	—	10,000
Available for sale securities	1,721	2,676
Other assets	2,307	2,299
Deferred costs, non-current portion	212	316
Deferred tax assets, net, non-current portion	957	999
Other intangible assets, net	2,136	10,109
Goodwill	13,080	17,355

Total assets	$161,343	$250,299

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$17,050	$18,653
Accrued and other current liabilities	17,320	25,286
Deferred tax liabilities, net, current portion	—	1,628
Deferred revenue, current portion	3,497	5,301
Total current liabilities	37,867	50,868

Deferred revenue, non-current portion	105	235
Deferred rent	620	1,215
Deferred tax liabilities, net, non-current portion	88	702
Other long-term liabilities	1,980	81

Total liabilities	40,660	53,101

Shareholders' equity	120,683	197,198

Total liabilities and shareholders' equity	$161,343	$250,299

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Year Ended December 31,
	2015	2014
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(81,847)	$(71,815)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	10,410	11,959
Stock-based compensation	4,698	5,204
Extinguishment of liability	—	(10,580)
Equity in net loss of Rhapsody	14,521	4,452
Accrued loss (gain) on excess office facilities	2,501	668
Deferred income taxes, net	(1,558)	(237)
Loss (gain) on investments, net	159	(2,371)
Realized translation gain	(264)	(48)
Fair value of warrants, net of mark to market adjustments	(1,053)	—
Net change in certain operating assets and liabilities	(16,549)	2,524
Net cash provided by (used in) operating activities	(68,982)	(60,244)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(1,319)	(2,460)
Proceeds from sale of available for sale securities	459	2,754
Purchases of short-term investments	(72,136)	(81,216)
Proceeds from sales and maturities of short-term investments	78,775	97,683
Decrease (increase) in restricted cash equivalents and investments, net	110	—
Acquisitions, net of cash acquired	(161)	(733)
Advance to Rhapsody	(5,000)	—
Receipt of payment from Rhapsody	5,000	—
Proceeds from the sale of Slingo and Social Casino business	10,000	—
Other	—	(467)
Net cash provided by (used in) investing activities	15,728	15,561
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	426	812
Tax payments from shares withheld upon vesting of restricted stock	(85)	(407)
Payment of contingent consideration	—	(1,042)
Net cash provided by (used in) financing activities	341	(637)
Effect of exchange rate changes on cash and cash equivalents	(3,025)	(2,662)
Net increase (decrease) in cash and cash equivalents	(55,938)	(47,982)
Cash and cash equivalents, beginning of period	103,253	151,235
Cash and cash equivalents, end of period	$47,315	$103,253

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

		2015					2014
	YTD	Q4	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
RealPlayer Group (A)	$29,141	$7,219	$6,565	$7,344	$8,013	$39,201	$8,865	$6,565	$8,556	$15,215
Mobile Entertainment (B)	65,407	15,998	16,414	18,515	14,480	79,901	17,616	19,190	23,182	19,913
Games (C)	30,748	6,705	7,844	8,095	8,104	37,110	9,025	8,402	9,087	10,596
Total net revenue	$125,296	$29,922	$30,823	$33,954	$30,597	$156,212	$35,506	$34,157	$40,825	$45,724

Net Revenue by Product
RealPlayer Group
- License (D)	$16,475	$3,967	$3,628	$4,208	$4,672	$16,042	$4,496	$3,255	$3,273	$5,018
- Subscriptions (E)	9,485	2,425	2,217	2,435	2,408	10,717	2,691	2,680	2,569	2,777
- Media Properties (F)	3,181	827	720	701	933	12,442	1,678	630	2,714	7,420

Mobile Entertainment
- SaaS (G)	63,386	15,786	16,147	18,155	13,298	73,284	16,727	17,919	20,175	18,463
- Technology License & Other (H)	2,021	212	267	360	1,182	6,617	889	1,271	3,007	1,450

Games
- License (I)	15,174	3,268	4,128	3,943	3,835	14,090	3,854	2,988	3,399	3,849
- Subscriptions (J)	13,300	3,126	3,231	3,373	3,570	17,948	3,947	4,320	4,440	5,241
- Media Properties (K)	2,274	311	485	779	699	5,072	1,224	1,094	1,248	1,506

Total net revenue	$125,296	$29,922	$30,823	$33,954	$30,597	$156,212	$35,506	$34,157	$40,825	$45,724

Net Revenue by Geography
United States	$46,893	$10,781	$11,460	$12,303	$12,349	$61,660	$13,860	$12,280	$15,092	$20,428
Rest of world	78,403	19,141	19,363	21,651	18,248	94,552	21,646	21,877	25,733	25,296
Total net revenue	$125,296	$29,922	$30,823	$33,954	$30,597	$156,212	$35,506	$34,157	$40,825	$45,724

Net Revenue by Line of Business
(A) The RealPlayer Group primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, and sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as RealPlayer Cloud, RealTimesTM, and SuperPass.

(B) The Mobile Entertainment division primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within the RealPlayer Group includes sales of intellectual property licenses and RealPlayer Plus software licenses to consumers.
(E) Subscriptions revenue within the RealPlayer Group includes revenue from subscriptions such as our RealPlayer Cloud, RealTimes and SuperPass offerings.
(F) Media Properties revenue within the RealPlayer Group includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Entertainment includes revenue from music on demand, ringback tones, intercarrier messaging services provided to network services providers who are largely mobile phone networks.

(H) Technology licensing and other revenue within Mobile Entertainment includes revenue from professional services provided to mobile carriers.
(I) Licensing revenue within Games includes retail games-related revenue and sales of mobile games.
(J) Subscriptions revenue within Games includes revenue from online games subscriptions as well as microtransactions from mobile and social games.
(K) Media Properties revenue within Games includes distribution of third-party software products and advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	2015		2014	2015	2014
	Q4	Q3	Q4	YTD	YTD
	(in thousands)
RealPlayer Group

Net revenue	$7,219	$6,565	$8,865	$29,141	$39,201
Cost of revenue	3,840	3,902	3,804	16,171	14,508
Gross profit	3,379	2,663	5,061	12,970	24,693

Gross margin	47%	41%	57%	45%	63%

Operating expenses	10,281	11,492	13,074	47,149	55,742
Operating income (loss)	$(6,902)	$(8,829)	$(8,013)	$(34,179)	$(31,049)

Adjusted EBITDA	$(5,780)	$(8,224)	$(7,320)	$(31,290)	$(28,474)

Mobile Entertainment

Net revenue	$15,998	$16,414	$17,616	$65,407	$79,901
Cost of revenue	10,109	11,518	11,525	44,212	50,399
Gross profit	5,889	4,896	6,091	21,195	29,502

Gross margin	37%	30%	35%	32%	37%

Operating expenses	4,103	5,219	7,199	20,256	33,325
Operating income (loss)	$1,786	$(323)	$(1,108)	$939	$(3,823)

Adjusted EBITDA	$2,565	$473	$24	$4,276	$940

Games

Net revenue	$6,705	$7,844	$9,025	$30,748	$37,110
Cost of revenue	1,698	2,513	2,655	9,291	11,074
Gross profit	5,007	5,331	6,370	21,457	26,036

Gross margin	75%	68%	71%	70%	70%

Operating expenses	5,253	6,431	9,977	29,086	37,170
Operating income (loss)	$(246)	$(1,100)	$(3,607)	$(7,629)	$(11,134)

Adjusted EBITDA	$(25)	$(716)	$(3,024)	$(5,878)	$(8,742)

Corporate

Net revenue	$—	$—	$—	$—	$—
Cost of revenue	181	157	(103)	623	400
Extinguishment of liability	—	—	—	—	(10,580)
Gross profit	(181)	(157)	103	(623)	10,180

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	1,963	11,553	8,057	27,695	33,327
Operating income (loss)	$(2,144)	$(11,710)	$(7,954)	$(28,318)	$(23,147)

Adjusted EBITDA	$(984)	$(3,727)	$(4,879)	$(12,901)	$(20,279)

Total

Net revenue	$29,922	$30,823	$35,506	$125,296	$156,212
Cost of revenue	15,828	18,090	17,881	70,297	76,381
Extinguishment of liability	—	—	—	—	(10,580)
Gross profit	14,094	12,733	17,625	54,999	90,411

Gross margin	47%	41%	50%	44%	58%

Operating expenses	21,600	34,695	38,307	124,186	159,564
Operating income (loss)	$(7,506)	$(21,962)	$(20,682)	$(69,187)	$(69,153)

Adjusted EBITDA	$(4,224)	$(12,194)	$(15,199)	$(45,793)	$(56,555)

RealNetworks, Inc. and Subsidiaries
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment
(Unaudited)

	2015		2014	2015	2014
	Q4	Q3	Q4	YTD	YTD
	(in thousands)
RealPlayer Group

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(6,902)	$(8,829)	$(8,013)	$(34,179)	$(31,049)
Acquisitions related intangible asset amortization	84	86	96	343	384
Depreciation and amortization	1,038	519	597	2,546	2,191
Adjusted EBITDA	$(5,780)	$(8,224)	$(7,320)	$(31,290)	$(28,474)

Mobile Entertainment

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$1,786	$(323)	$(1,108)	$939	$(3,823)
Acquisitions related intangible asset amortization	295	303	271	1,201	1,793
Depreciation and amortization	484	493	861	2,136	2,970
Adjusted EBITDA	$2,565	$473	$24	$4,276	$940

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(246)	$(1,100)	$(3,607)	$(7,629)	$(11,134)
Acquisitions related intangible asset amortization	24	170	314	799	1,256
Depreciation and amortization	197	214	269	952	1,136
Adjusted EBITDA	$(25)	$(716)	$(3,024)	$(5,878)	$(8,742)

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(2,144)	$(11,710)	$(7,954)	$(28,318)	$(23,147)
Other income (expense), net	(122)	297	(10)	506	143
Depreciation and amortization	336	1,273	675	2,433	2,229
Lease exit and related charges	293	2,121	177	2,501	880
Restructuring and other charges	(284)	3,114	1,187	5,279	4,992
Stock-based compensation	937	1,178	1,046	4,698	5,204
Extinguishment of liability	—	—	—	—	(10,580)
Adjusted EBITDA	$(984)	$(3,727)	$(4,879)	$(12,901)	$(20,279)

Total

Reconciliation of GAAP operating income (loss) to adjusted EBITDA:

Operating income (loss)	$(7,506)	$(21,962)	$(20,682)	$(69,187)	$(69,153)
Other income (expense), net	(122)	297	(10)	506	143

Acquisitions related intangible asset amortization	403	559	681	2,343	3,433
Depreciation and amortization	2,055	2,499	2,402	8,067	8,526
Lease exit and related charges	293	2,121	177	2,501	880
Restructuring and other charges	(284)	3,114	1,187	5,279	4,992
Stock-based compensation	937	1,178	1,046	4,698	5,204
Extinguishment of liability	—	—	—	—	(10,580)
Adjusted EBITDA	$(4,224)	$(12,194)	$(15,199)	$(45,793)	$(56,555)